Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant  |X|

Filed by a party other than the registrant  |_|

Check the appropriate box:

|X|  Preliminary proxy statement   |_| Confidential, for use of the Commission
                                       Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive proxy statement
|_|  Definitive additional materials
|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        BPI PACKAGING TECHNOLOGIES, INC.
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:



(2)      Aggregate number of securities to which transaction applies:


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


(4)      Proposed maximum aggregate value of transaction:


(5)      Total fee paid:


|_|      Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount Previously Paid:

(2)      Form Schedule or Registration Statement No.:

(3)      Filing Party:

(4)      Date Filed:  September 5, 1997

                        BPI PACKAGING TECHNOLOGIES, INC.
                               455 SOMERSET AVENUE
                          DIGHTON, MASSACHUSETTS 02764
                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              --------------------

TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BPI Packaging Technologies, Inc., a Delaware corporation (the "Company"), will be held on October 21, 1997 at 8:00 a.m. at The Holiday Inn, 700 Myles Standish Boulevard, Taunton, Massachusetts, 02780 for the following purposes:


1 To elect two (2) members of the Company's Board of Directors for a three-year term,
2. To consider and act upon a proposal to amend the Certificate of Incorporation of the Company (the "Certificate") to increase the authorized number of shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), from 30,000,000 shares to 60,000,000 shares,
3. To consider and act upon a proposal to amend the Certificate to increase the authorized number of shares of the Company's Preferred Stock, par value $.01 per share (the "Preferred Stock"), from 2,000,000 shares to 6,000,000 shares, and
4. To consider and act upon any matters incidental to the foregoing and any other matters that may properly come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on September 8, 1997 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournment or adjournments thereof.

         We hope that all stockholders will be able to attend the meeting in person. In order to assure that a quorum is present at the meeting, please date, sign and promptly return the enclosed proxy whether or not you expect to attend the meeting. A postage-paid envelope, addressed to American Stock Transfer & Trust Company, the Company's transfer agent and registrar, has been enclosed for your convenience. If you attend the meeting, your proxy will, at your request, be returned to you and you may vote your shares in person.

                                        By Order of the Board of Directors


                                        Dennis O'Connor
                                        Secretary


Dighton, Massachusetts
September [15], 1997

                                                                PRELIMINARY COPY

                        BPI PACKAGING TECHNOLOGIES, INC.
                               455 SOMERSET AVENUE
                          DIGHTON, MASSACHUSETTS 02764
                              September [15], 1997

                                 ---------------

                                 PROXY STATEMENT
                                 ---------------


         The enclosed proxy is solicited by the Board of Directors (the "Board of Directors") of BPI Packaging Technologies, Inc. (the "Company"), a Delaware corporation, for use at the Annual Meeting of Stockholders to be held at The Holiday Inn, 700 Myles Standish Boulevard, Taunton, Massachusetts 02780 at 8:00 a.m. on October 21, 1997, and at any adjournment or adjournments thereof.

         Stockholders of record at the close of business on September 8, 1997 (the "Record Date") will be entitled to vote at the meeting or any adjournment or adjournments thereof. On that date, ____________ shares of Common Stock, $.01 par value per share, of the Company ("Common Stock") were issued and outstanding. There were also __________ shares of Series A Convertible Preferred Stock ("Series A Preferred Stock") issued and outstanding on the Record Date (collectively, the Common Stock and Series A Preferred Stock are referred to as the "Voting Securities"). Each share of Common Stock and Series A Preferred Stock entitles the holder thereof to one vote with respect to all matters submitted to stockholders at the meeting.

         The presence of the holders of a majority of the issued and outstanding shares of Common Stock and Series A Preferred Stock voting as a single class, entitled to vote at the meeting, either in person or represented by a properly executed proxy, is necessary to constitute a quorum for the transaction of business at the meeting.

         The election of directors will be determined by a plurality of the votes cast. The proposal to increase the number of authorized shares of Common Stock will require the vote of a majority of all outstanding Common Stock, and a majority of all outstanding Voting Securities, for passage. The proposal to increase the number of authorized shares of Preferred Stock will require the vote of a majority of all outstanding Voting Securities for passage. Abstentions and broker non-votes (which result when a broker holding shares for a beneficial holder has not received timely instructions on certain matters from such beneficial holder and the broker does not have discretionary voting power on such matters) are counted for purposes of determining the presence or absence of a quorum at the meeting. Abstentions are counted in tabulation of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

         The directors and officers of the Company as a group own or may be deemed to control 3,395,629 shares of Common Stock, constituting approximately ___% of the outstanding shares of Common Stock and Series A Preferred Stock, voting as a single class, of the Company. Each of the directors, nominated directors and officers has indicated his or her intent to vote all shares of Voting Securities owned by him or her in favor of each item set forth herein.

         Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. A proxy may be revoked at any time before it is exercised by written notice to the Secretary prior to the meeting, or by giving the Secretary a duly executed proxy bearing a later date than the proxy being revoked at any time before such proxy is voted, or by appearing at the meeting and voting in person. The shares represented by all properly executed proxies received in time for the meeting will be voted as specified therein. In the absence of a special choice, shares will be voted in favor of the election of those persons named in this Proxy Statement as directors and in favor of all other items set forth herein.

         The Board of Directors knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote may be taken, such shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies. The Board of Directors knows of no matter to be acted upon at the meeting that would give rise to appraisal rights for dissenting stockholders.

         The Company is providing to each stockholder entitled to vote at this meeting, simultaneously with the mailing of this proxy, without charge, a copy of the Company's Annual Report on Form 10-K (the "Form 10-K") for the fiscal year ended February 28, 1997 ("Fiscal 1997").

         This Proxy Statement and the accompanying proxy were first mailed to stockholders on or about September [15], 1997.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         The Company's Certificate and Bylaws, as amended, provide that the members of the Board of Directors are to be classified into three classes, each with, as nearly as possible, one-third of the members of the Board of Directors. The classified Board is designed to assure continuity and stability in the Board of Directors' leadership and policies. The Board of Directors believes that the classified Board assists the Board of Directors in protecting the interests of the Company's stockholders in the event of an unsolicited offer for the Company. Dennis N. Caulfield and Ivan J. Hughes are classified as Class I directors and have been elected to serve a three year term, expiring at the Company's 1998 Annual Meeting of stockholders. David N. Laux and C. Jill Beresford are classified as Class II directors and will be nominated at this meeting to serve as directors until the year 2000 Annual Meeting. Ronald V. Caulfield is classified as a Class III director and has been elected to serve until the 1999 Annual Meeting. At each annual meeting of stockholders, the successors to the class of directors whose terms expire at that meeting are elected for a term of office to expire at the third succeeding annual meeting after their election and until their successors have been duly elected by the Company's stockholders. Directors who are chosen to fill vacancies on the classified Board shall hold office until the next election of the class for which those directors were chosen, and until their successors are duly elected by the stockholders. Officers are elected by and serve at the discretion of the Board of Directors, subject to their employment contracts.

         Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for an individual Class II director, or for all Class II directors, will be voted (unless one or more nominees are unable or unwilling to serve) FOR the election of Mr. David N. Laux and Ms. C. Jill Beresford as Class II directors, each to serve until the year 2000 Annual Meeting. The Board of Directors knows of no reason why either such nominee should be unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or for fixing the number of Class II directors at a lesser number.

         The following table sets forth the ages of and positions and offices presently held by each nominee Class II director and the directors of the Company, as well as the date each individual was first elected a director. For information about ownership of the Company's Voting Securities by each nominee Class III director and director, see "BENEFICIAL OWNERSHIP OF VOTING SECURITIES."

                                                                                                            Class to
                                                        Date                                                 Which
                                                        First                                              Nominee or
                                                       Became              Positions and Offices            Director
                  Name                       Age      Director               With the Company                Belongs
                  ----                       ---      --------               ----------------                -------

Dennis N. Caulfield......................    58        4/24/89            Chairman of the Board of                I
                                                                          Directors and Chief Executive
                                                                          Officer
C. Jill Beresford*.......................    43        4/24/89            President, Treasurer and Director      II
Ronald V. Caulfield......................    55        5/20/94            President and Chief Executive         III
                                                                          Officer of RC American, Inc. and
                                                                          Director
David N. Laux*...........................    69        1/1/93             Director                               II
Ivan J. Hughes...........................    68        5/25/96            Director                                I

- -------------------------------------

*        Nominees for election at this meeting.

Compliance with Section 16(a)

         Section 16(a) ("Section 16(a)") of the Securities Exchange Act of 1934, as amended (the"Exchange Act"), requires executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Company's Common Stock or Series A Preferred Stock, to file initial reports on Form 3, reports of changes in ownership on Form 4 and annual statements of changes in beneficial ownership on Form 5 with the Securities and Exchange Commission ("SEC") and any national securities exchange on which the Company's securities are registered. Executive officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

         Based solely on a review of the copies of such forms furnished to the Company and representations from the Company's executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent (10%) beneficial owners were complied with for Fiscal 1997, except that Paul J. DeChristofaro filed a Form 3 on May 7, 1997 which related to his becoming an officer of the Company on January 20, 1997.

Committees of the Board--Board Meetings

         The Board of Directors established both an Audit Committee and a Compensation Committee on December 31, 1992. David N. Laux and Ivan J. Hughes are the members of the Audit Committee. The purposes of the Audit Committee are to: (i) review the Company's financial results and recommend the selection of the Company's independent auditors; (ii) review the effectiveness of the Company's accounting policies and practices, financial reporting and internal controls; and (iii) review the scope of independent audit coverage, the fees charged by the independent auditors, any transactions which may involve a potential conflict of interest, and internal control systems. The Audit Committee met ___ (__) times during Fiscal 1997.

         The Compensation Committee consists of the Company's two outside directors, David N. Laux and Ivan J. Hughes. The Compensation Committee was established to set and administer the policies which govern annual compensation for the Company's executives. Following review and approval by the Compensation Committee of the compensation policies, all issues pertaining to executive compensation are submitted to the Board of Directors for approval. The
Compensation Committee negotiates and approves compensation arrangements for officers, employees, consultants and directors of the Company, including, but not limited to, the grant of options of the Company's Common Stock pursuant to the Company's 1990 and 1993 Stock Option Plans or other plans which may be established. The Compensation Committee met once during Fiscal 1997.

         The Company does not have a standing nominating committee or a committee performing similar functions.

         The Board of Directors met ____ (__) times during Fiscal 1997 and also met informally on a number of occasions, voting on corporate actions by written consent. [All of the Company's directors attended all of the meetings of the Board of Directors in Fiscal 1997 during the period for which they were directors and/or served on the Audit and Compensation Committees.]

         C. Jill Beresford, the Company's President, Treasurer and a director and Gregory M. Davall, the Company's Vice President, Office of the Chairman, are spouses. Dennis N. Caulfield, the Company's Chief Executive Officer, and Ronald
V. Caulfield, President of RC America, Inc., a subsidiary of the Company and a director of the Company, are brothers. Except for such relationships, no director or executive officer is related by blood, marriage or adoption to any other director or executive officer.

Background

         The principal occupations during the past five years of each of the Company's directors and nominees are as follows:

         Dennis N. Caulfield. Mr. Caulfield has been Chairman of the Board of Directors and Chief Executive Officer of the Company since May 1990 and a Director of the Company since March 1989. From March 1989 to March 1990, Mr. Caulfield provided consulting services to the Company. From 1984 to 1988 he was Chairman of the Board of Directors and Chief Executive Officer of Northeast Precision Feed Screw, Inc., a manufacturer of plastics processing equipment. Mr. Caulfield was Chairman and Chief Executive Officer of Synthetic Materials Corporation, a processor of thermoplastics, from 1979 to 1984. Mr. Caulfield received a Bachelor of Arts degree in Political Science and a Master of Arts degree in Economics from the University of Connecticut. Mr. Caulfield is the brother of Ronald V. Caulfield, the Chief Executive Officer and President of RC America, Inc. and a Director of the Company.

         C. Jill Beresford. Ms. Beresford has been the Company's President since July 1996. She has been Treasurer of the Company since May 1990 and a Director of the Company since March 1989. From May 1990 to July 1996, she was the Vice President of Marketing. From 1987 to 1989, Ms. Beresford was President of CJB Communications, a communications consulting firm involved in marketing, advertising and public relations. From 1982 to 1987, Ms. Beresford was a Vice President of Grey Canada, a marketing and communications firm, with responsibility for marketing, advertising, and public relations programs for Grey Canada's clients. Since 1984, Ms. Beresford has been a director of Beresford-Canada. Ms. Beresford attended the University of Guelph, Ontario, Canada and received a Masters degree in Business Administration from Boston University. Ms. Beresford is a 100% shareholder of Beresford- Canada. Ms. Beresford is the wife of Gregory M. Davall, the Company's Vice President, Office of the Chairman.

         Ronald V. Caulfield. Mr. Caulfield has served as a Director of the Company since June 1994. Mr. Caulfield has been the Chief Executive Officer and President of RC America, Inc. since November 1992. From March 1989 to October 1992, Mr. Caulfield was the Vice President of Purchasing for F&F Merchandising Company, a privately owned wholesale company, where he was principally responsible for negotiating the purchase of nationally advertised brand name close outs direct from the manufacturer. From February 1988 to March 1989, he was the Executive Vice President of Mars Stores, Inc., a publicly held retail discount store company. In this capacity, Mr. Caulfield was responsible for establishing and achieving business plans for all buying, marketing and store operations activities. From 1971 to 1988, Mr. Caulfield was employed in various capacities at Caldor, Inc., a publicly owned discount store company, serving lastly as the Vice President, Divisional Merchandise Manager and as a member of the Operating Committee. Mr. Caulfield attended the University of Connecticut. Mr. Caulfield is the brother of Dennis N. Caulfield, the Company's Chief Executive Officer and Chairman of the Board of Directors.

         David N. Laux. Mr. Laux has served as a Director of the Company since January 1993. Since 1990, Mr. Laux has been President of the USA-ROC Economic Council, a private non- profit association which promotes business relations between the United States and Taiwan. From 1986 to 1990, Mr. Laux was Chairman and Managing Director of the American Institute of Taiwan, a non-profit corporation under contract to the United States Department of State to manage commercial, cultural and other relations between the United States and Taiwan. From 1982 to 1986, Mr. Laux was Director of Asian Affairs for the National Security Council in the White House and prior to that held appointments at the Department of Commerce, the Department of Treasury and other United States Government agencies, primarily in Asian affairs. Mr. Laux is a Trustee of the ROC Taiwan Fund. Mr. Laux received his Bachelor of Arts from Amherst College and his Master of Business Administration from The American University in
Washington, D.C. and he has done graduate work at the University of California (Berkeley) and Georgetown University. Mr. Laux is also a graduate of the Advanced Management Program at Harvard Business School.

         Ivan J. Hughes. Mr. Hughes has served as a Director of the Company since March 1996. Since 1991, Mr. Hughes has been the President of the Plastic Division of Duro Bag Manufacturing Company, a privately held company which manufactures grocery bags, shopping and specialty bags as well as plastic bags for the food and retail industry. Mr. Hughes has been employed by Duro Bag in various positions for the past 32 years. Mr. Hughes received a Bachelor of Science in Mechanical Engineering at Lafayette College and completed his graduate studies at Columbia University.

Executive Officers

         The executive officers of the Company, their ages and positions held in the Company are as follows:

                      Name                           Age                              Position

Dennis N.  Caulfield.............................     58      Chairman of the Board of Directors and Chief
                                                              Executive Officer
C.  Jill Beresford...............................     43      President, Treasurer and Director
Paul J. Decristofaro.............................     50      Chief Financial Officer
Alex F.  Vaicunas................................     69      Vice President, Film Sales
Gregory M.  Davall...............................     41      Vice President, Office of the Chairman
Ronald V. Caulfield..............................     55      Chief Executive Officer and President of RC America,
                                                              Inc. and Director
Don Cameron......................................     51      President of Market Media, Inc. and Director

         The following is a brief summary of the background of each executive officer of the Company other than Mr. Caulfield and Ms. Beresford, whose backgrounds are summarized above.

         Paul J. Decristofaro. Mr. Decristofaro is a certified public accountant and has been the Company's Chief Financial Officer since January 1997. From 1991 to 1996, Mr. DeCristofaro served as Chief Financial Officer to Carlo Gavazzi, Inc., a privately held company that designs and manufactures custom computer enclosures, peripherals and electronic components. From 1980 to 1991, Mr. DeCristofaro served as Vice President of Finance and Chief Financial Officer for Hersey Products, Inc., a privately held manufacturer of liquid measurement and control devices. Mr. DeCristofaro received a Bachelor of Science degree in Accounting from Stonehill College, a Masters of Science degree in Taxation from Bentley College and a Masters degree in Business Administration from Northeastern University.

         Alex F. Vaicunas. Mr. Vaicunas has been the Company's Vice President, Film Sales since 1996. From 1988 to 1996 he was the Company's Vice President of Sales. From 1985 to 1987, he was Vice President of Sales and a consultant to Surrey Industries, Inc., the manufacturer whose business was acquired by the Company in 1988. From 1973 to 1985, Mr. Vaicunas was Sales Manager in the flexible film packaging markets for the Plastic Products Group of Union Camp Corporation. Mr. Vaicunas previously held senior sales management positions at Northern Petro Chemical and Philips Petroleum Corporation and has over 30 years of experience in the marketing and sales of flexible film packaging.

         Gregory M. Davall. Mr. Davall has been the Company's Vice President, Office of the Chairman, since March 1997, and previously served as the Vice
President  of  Manufacturing  from May  1992 to March  1997.  Mr.  Davall  was a director of the Company from February 1994 to March 1997. Mr. Davall has 18 years experience in manufacturing and process engineering. From 1986 through April 1992, Mr. Davall was employed in various capacities at Pacific Scientific, Inc., a manufacturer of factory and office automation equipment, including Vice President of Manufacturing and Director of Operations. From 1978 to 1986, Mr. Davall served in various engineering capacities at Martin Marietta Energy Systems. Mr. Davall received a Bachelor of Science degree in Mechanical Engineering from Bucknell University, where he also engaged in postgraduate studies in mechanical engineering and received a Masters in Business Administration from Boston University. Mr. Davall is the husband of C. Jill Beresford, the Company's President, Treasurer and a Director of the Company.

         Don Cameron. Mr. Cameron will become President of Market Media Inc., and a Director upon the completion of the private placement. Mr. Cameron was Canadian Counsel General to New England from 1993 to 1997 and Premier of Nova Scotia from 1991 to 1993. Prior to being elected Premier of Nova Scotia, Mr.

Cameron was Minister of Industry for the Province of Nova Scotia from 1988 to 1991. Mr. Cameron was first elected to the Nova Scotia Legislature in 1974, appointed Minister Recreation, then Minister of Fisheries, followed by Minister of Industry. Mr. Cameron also served as Chairman of the Legislature's Free Trade Committee in 1987. Mr. Cameron is a successful Canadian business man and built, owned and managed a successful dairy farm business which evolved into one of the largest farms of the Province of Nova Scotia. Mr. Cameron attended McGill University, Montreal, Quebec and received a Bachelor of Science degree in 1968.

Significant Employees

         The Company also employs the following significant employees:

                      Name                           Age                              Position

Steven J.  Fabrizio..............................     49      Sales Manager, Traditional T-shirt Bag Products
Tracy L.  McGrath................................     32      Marketing Manager, Convenience Stores
Richard H.  Nurse, Ph.D..........................     52      Vice President of Technical Development
Paul A.  Wallace, III............................     55      National Sales Manager, Convenience Stores


         Steven J. Fabrizio. Mr. Fabrizio has been the Company's General Sales Manager since November 1995. From 1994 to 1995, Mr. Fabrizio was a broker/consultant in the flexible film industry. From 1990 to 1994, Mr. Fabrizio was the General Sales Manager, Eastern Region, for Gaylord Bag, a publicly held company that manufactures kraft paper and paper packaging. From 1986 to 1990, Mr. Fabrizio was Regional Sales Manager for the southwest region for Stone Container Corporation, a vertically integrated manufacturer of paper packaging. From 1972 to 1986, Mr. Fabrizio was base Training Instructor for Eastern Airlines, Inc. Mr. Fabrizio graduated from Hawthorne College, where he majored in psychology.

         Richard H. Nurse, Ph.D. Dr. Nurse has been the Company's Vice President of Technical Development since January 1995. Since 1989, Dr. Nurse has been an independent consultant to the plastics industry. From 1987 to 1988, Dr. Nurse was the Director of Research and Development for Cookson Performance Plastics, a plastics additive manufacturer. From 1985 to 1987, Dr. Nurse was a Technical Manager for Nortech Company, a plastics additive manufacturer. From 1979 to 1985, Dr. Nurse was the Manager of Technical Service and Applications Development for American Hoechst Corp., a plastics resin manufacturer. Dr. Nurse received a Ph.D. degree in Polymer Technology from the University of Manchester Institute of Science and Technology in England and a Bachelor of Science degree in Chemical and Plastics Technology from the Polytechnic of South Bank in England.

         Tracy L. McGrath. Ms. McGrath has been the Company's Marketing Manager since November 1993. From 1988 to 1993, Ms. McGrath was employed at WFSB TV/3 in Hartford, Connecticut, first as Promotion Coordinator, then as Sales Service Coordinator, and then as a Research Assistant. Ms. McGrath has a Bachelor of Science degree in Communications from Eastern Connecticut State University.

         Paul A. Wallace, III. Mr. Wallace has been the Company's National Sales Representative since June 1995. From 1990 to 1995, Mr. Wallace was a Senior Account Representative, High Density Film Products Division, Convenience Store Group for Sonoco Products Company and from 1985 to 1990, Mr. Wallace held other sales positions in the Sonoco Products Company Convenience Store Group. From 1984 to 1985, Mr. Wallace worked as a Detail Sales Representative for E.R. Squibb & Sons, where he was responsible for selling pharmaceutical products to doctors and hospitals. From 1982 to 1983, Mr. Wallace was employed by Geer Drug Company as a Sales Representative, where he was responsible for selling pharmaceutical and over-the-counter products to pharmacy chains and independent drugstores. Mr. Wallace received a Bachelor of Arts degree from the University of South Carolina.

Certain Relationships and Related Transactions

         In November 1990, the Company loaned $132,197 to Dennis N. Caulfield, its Chairman. The note was amended in June 1996 and again in August 1997, and is now payable on or before the end of the fiscal year ending February 29, 2000. Effective at the beginning of Fiscal 1996, the note accrues interest at the rate equal to the interest rate charged on the Company's revolving line of credit with Citizens Savings Bank. The balance of the loan as of February 28, 1997 was approximately $479,797, which included interest on the loan and additional advances of $72,598 received by Mr. Caulfield in the past year. Mr. Caulfield has agreed to apply any bonus payments received under the Company's executive bonus plan (the Bonus Plan ) to reduce the amounts outstanding under the loan.

         Ivan J. Hughes, a director of the Company, is the President of the Plastics Division Duro Bag Manufacturing Company ("Duro"). For Fiscal 1996 and 1997, Duro accounted for approximately 10% and 16%, respectively, of the Company's sales.

         Effective February 26, 1994, Ronald Caulfield exchanged his 49,500 shares of Common Stock of RC America for 200,000 shares of the Company's Common Stock, pursuant to the terms of a Stock Exchange Agreement by and between the Company and Ronald Caulfield (the "Exchange Agreement"). The Exchange Agreement also provides for the issuance to Ronald Caulfield of up to an additional 100,000 shares of the Company's Common Stock over a five (5) year period based on RC America attaining certain levels of pre-tax earnings. As a result of RC America's earnings for Fiscal 1995, Fiscal 1996 and Fiscal 1997, 17,400, 2,550 and 2,640 shares, respectively, of the 100,000 shares of Common Stock were issued to Mr. Ronald Caulfield. The Exchange Agreement contains demand and piggy-back registration rights for the shares.


                    BENEFICIAL OWNERSHIP OF VOTING SECURITIES

         The following table sets forth, as of the Record Date, certain information concerning stock ownership of the Company by (i) each person who is known by the Company to own beneficially 5% or more of the Company's Common Stock or Series A Preferred Stock, (ii) each of the Company's directors, and

(iii) all directors and officers as a group ("Beneficial Owners"). Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

                     Name and Address                                   Number of Shares     Percentage of
                    of Beneficial Owner                               Beneficially Owned      Class(1)(2)
                    -------------------                               ------------------      -----------

C. Jill Beresford(3)(4)(5)(6)..............................                 1,627,249             __%
Dennis N. Caulfield(3)(7)(8)...............................                 1,304,506             __%
Ronald V. Caulfield(9).....................................                   142,590             __%
  74 Boston Post Road, Suite 101
  Guilford, Connecticut  06437

Ivan J. Hughes(10).........................................                    74,256             __%
  Davies and Oak Streets
  Ludlow, Kentucky  41016-0250
David N. Laux(11)..........................................                    11,572             __%
  1726 M Street, N.W., Suite 601
  Washington, DC 20036

All Officers and Directors                                                  3,395,629             __%
 as a Group (8 persons)(2)(4)(5)(6)
 (7)(8)(9)(10)(11)(12)(13).................................

* Less than one percent.

(1)      Pursuant to the rules of the Securities and Exchange Commission,  shares of Common Stock which an individual or group has a right to acquire  within 60 days  pursuant  to the  exercise of options or warrants  are deemed to be  outstanding  for the purpose of computing the percentage  ownership of such  individual or group,  but are not deemed to be outstanding  for the purpose of computing the percentage  ownership of any other person shown in the table. This table reflects the ownership of all shares of Common Stock and the Series A Convertible Preferred Stock voting as a single class, since each is entitled to one vote per share.

(2)      Except as  otherwise  noted,  does not give effect to the  issuance of an  aggregate  of  2,378,855  shares of Common Stock issuable upon the exercise,  conversion or issuance of (i) Series B Convertible Preferred Stock for an aggregate of 146,695 shares of Common Stock;  (ii) exercise of warrants  issued to an individual  and  principals of the placement  agent in the
         Company's  Regulation S offerings for an aggregate of 21,000 shares of Common Stock;  (iii)  1,933,750  options  granted or available  for grant under the  Company's  1990,  1993 and 1996 Stock Option  Plans;  (iv) up to 77,410  additional  shares issuable in connection with the




                                                       -11-

         acquisition of the interest of a minority shareholder of RC America,  Inc. (the "RC America Stock"); and (v) 200,000 shares of Common  Stock  issuable  upon the  exercise of warrants  issued to  financial  consultants  of the  Company,  subject to adjustments.

(3)      These individuals may be reached at the Company's headquarters located at 455 Somerset Avenue, North Dighton, Massachusetts
         02764.

(4)      Includes  1,314,130  shares of Common Stock and 146,695 shares of Series B Convertible  Preferred  Stock. C. Jill Beresford
         owns 100% of the outstanding voting stock of Beresford-Canada.  Ms. Beresford may be deemed to be a "parent" and "promoter"
         of the Company within the meaning of the rules and regulations of the Securities and Exchange Commission.

(5)      Includes 3,200 shares of Common Stock held jointly by Ms. Beresford and Mr. Davall.

(6)      Includes  163,224  shares of Common Stock issuable upon the exercise of an option at a price of $2.50 per share at any time prior to the  expiration  date which is June 30,  2003.  Effective  April 28, 1997,  the exercise  price of this option was repriced from $4.00 to $2.50.

(7)      Consists of all shares of the Company held by Kingsley Associates, Ltd. ("Kingsley").  Mr. Caulfield owns 50% of the shares of Kingsley and the remaining 50% interest in Kingsley is held by trusts for the benefit of Mr.  Caulfield's  children,  in which Mr. Caulfield disclaims any beneficial  interest.  Mr. Caulfield may be deemed to be a "parent" and "promoter" of the
         Company within the meaning of the rules and regulations of the Securities and Exchange Commission.

(8)      Includes  265,230  shares of Common Stock issuable upon the exercise of an option at a price of $2.50 per share at any time prior to the  expiration  date which is June 30,  2003.  Effective  April 28, 1997,  the exercise  price of this option was repriced from $4.00 to $2.50.

(9)      Excludes up to 77,410  shares of Common  Stock that may be issued to Ronald V.  Caulfield  pursuant to the terms of a Stock
         Exchange Agreement between him and the Company. See "Certain Transactions."

(10)     Includes  7,500 shares of Common Stock  issuable upon exercise of an option at a purchase  price of $2.38 per share through
         March 24, 2006.
(11)     Includes  7,500 shares of Common Stock  issuable upon exercise of an option at a purchase  price of $2.50 per share through
         June 9, 2002. Effective April 28, 1997, the exercise price of this option was repriced from $4.00 to $2.50.

(12)     Includes the following  holdings of Mr.  Vaicunas:  (i) 20,000  shares of Common  Stock;  (ii) 8,000 shares of Common Stock issuable upon exercise of an option at a price of $3.00 per share any time prior to the expiration  date which is August 2,
         2000;  (iii) 12,000  shares  issuable upon the exercise of an option at a price of $3.88 per share at any time prior to the

                                                                -12-


         expiration  date which is July 8, 2001;  (iv) 10,000 shares issuable upon the exercise of an option at a price of $2.50 per share at any time prior to the expiration  date which is June 15, 2002; and (v) 86,713 shares issuable upon the exercise of an option at a price of $2.50 per share at any time prior to the expiration  date which is June 30, 2003.  Effective  April
         28, 1997,  the exercise  prices of the options listed in (iv) and (v) were repriced from $4.00 and $4.00  respectively,  to
         $2.50.

(13)     Includes the  following  holdings of Mr.  Davall:  (i) 3,200 shares of Common Stock held jointly with Ms.  Beresford;  (ii)
         12,000  shares  issuable  upon the exercise of an option at a price of $2.50 per share at any time prior to the  expiration date which is June 15, 2002;  and (iii) 86,713 shares of Common Stock issuable upon the exercise of an option at a price of
         $2.50 per share at any time prior to the  expiration  date which is June 30, 2003.  Effective  April 28, 1997, the exercise price of these options were repriced from $4.00 to $2.50.

Executive Officers' Compensation

         The following tables set forth the compensation paid to the Company's Chief Executive Officer and the four most highly compensated executive officers, with respect to services rendered to the Company during the fiscal years ended February 28. 1997, February 24. 1996 and February 24, 1995 (" Fiscal Years 1995-1997").

                                                 SUMMARY COMPENSATION TABLE
                                                                                       Long Term
                                                                                     Compensation
                            Annual Compensation                                          Awards
                            -------------------                                          ------
                (a)                     (b)           (c)          (d)            (g)              (i)
                ---                     ---           ---          ---            ---              ---

Dennis N. Caulfield.................    1997        $320,000       $ 0           265,320      $ 122,220(3)
 Chairman of the Board                  1996        $320,000       $ 0           265,320      $  36,174(3)
 Chief Executive Officer                1995        $320,000       $ 0           265,320      $  35,472(3)
Alex F. Vaicunas....................    1997        $125,000       $ 0            86,713      $     780(5)
 Vice President of Sales                1996        $125,000       $ 0            86,713      $     780(5)
                                        1995        $125,000       $ 0            86,713      $     780(5)
James F. Koehlinger.................    1997        $ 89,700       $ 0                 0      $  20,200(6)
 Former Chief Financial Officer         1996        $135,300       $ 0            12,500      $       0
                                        1995        $136,530       $ 0            12,500      $       0
Gregory M. Davall...................    1997        $125,000       $ 0            86,713      $  17,826(7)
 Vice President, Office of              1996        $125,000       $ 0            86,713      $   9,582(7)
 Chairman                               1995        $125,000       $ 0            86,713      $   1,140(7)



                                                                -13-

(1)      Amounts shown indicate cash compensation earned and received by executive officers;  no amounts were earned but deferred at the election of those officers.  Executive officers participate in Company group life and health insurance. In Fiscal Years
         1995-1997, the Company made no awards of restricted stock.

(2)      Effective July 1, 1993, Mr. Caulfield,  Ms. Beresford, Mr. Vaicunas and Mr. Davall participate in an executive compensation program which  provides them with an aggregate  bonus equal to six percent of the  Company's  pre-tax  profit for the first
         $1,000,000  in pre- tax profits in any fiscal year,  and 12% of pre-tax  profits in excess of $1,000,000 in any fiscal year except that in the  discretion of the Board of Directors the bonus will not exceed  $750,000 in the aggregate in any fiscal year  beginning  with Fiscal 1995.  Except for a bonus of $25,000 paid to Mr.  Davall under his old  compensation  program, described  below,  no bonuses were paid for Fiscal 1995,  1996 or 1997 under the new program.  See "MANAGEMENT - Employment
         Contracts, Termination of Employment and Change In Control Arrangements."

(3)      Effective December 15, 1993, the Company pays approximately $335 and $990 per month, respectively for two (2) personal term life  insurance  policies for Mr.  Caulfield and $700 per month for a disability  policy  effective  February 7, 1994.  The
         Company also makes monthly automobile and insurance  payments of approximately  $980, $980 and $930 for Fiscal 1997, Fiscal
         1996 and 1995,  respectively,  for an automobile for Mr. Caulfield. The Fiscal 1997 amount includes $73,846 paid for unused vacation from prior fiscal years and $12,308 for unused vacation from Fiscal 1997.

(4)      Effective December 15, 1993, the Company pays approximately $80 per month for a personal term life insurance policy for Ms.
         Beresford and approximately $190, $190 and $180 per month in Fiscal 1997, Fiscal 1996 and Fiscal 1995, respectively,  for a disability  policy that became  effective  February 7, 1994.  Effective  November 1, 1995,  the Company also makes  monthly automobile and insurance  payments of approximately  $790 for an automobile for Ms. Beresford.  The amount includes $10,385 and $7,616 of unused vacation pay that was paid in Fiscal 1997 and 1996, respectively.

(5)      Effective  February 7, 1994,  the Company  pays  approximately  $65 per month for a  disability  policy.  Excludes  monthly automobile and insurance payments from the Company on behalf of Mr. Vaicunas of approximately  $760 for an automobile.  Mr.
         Vaicunas reimburses the Company for any personal use of the automobile.

(6)      After his termination in October 1996 as Chief Financial  Officer,  Mr.  Koehlinger  provided  contractual  services to the
         Company for specific projects.

(7)      Effective December 15, 1993, the Company pays approximately $50 per month for a personal term life insurance policy for Mr.
         Davall and $45 per month for a disability policy for Mr. Davall effective February 7, 1994. Effective November 1, 1995, the
         Company also makes monthly  automobile and insurance  payments of approximately  $790 for an automobile for Mr. Davall. The amount includes $7,212 and $5,288 of unused vacation pay that was paid in Fiscal 1997 and 1996.

                 AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1996
                            AND FY-END OPTION VALUES


                   (a)                              (b)               (c)                (d)                  (e)
                                                                                      Number of
                                                                                      Securities           Value of
                                                                                      Underlying          Unexercised
                                                                                     Unexercised         In-the-Money
                                                                                      Options at            Options
                                                                     Value              FY-End           Exercisable/
                                                                    Realized         Exercisable/        Unexercisable
                   Name                       Shares Acquired         ($)           Unexercisable           ($)(1)
                   ----                       ---------------       --------        -------------        -------------
Dennis N. Caulfield.......................           0                 0           198,922/66,308             0/0
C. Jill Beresford.........................           0                 0           122,418/40,806             0/0
Alex F. Vaicunas..........................           0                 0            73,356/43,357             0/0
James F. Koehlinger(2)....................           0                 0                0 / 0                 0/0
Gregory M. Davall.........................           0                 0            55,356/43,357             0/0


(1)      In-the-Money  options are those options for which the fair market value of the underlying  Common Stock is greater than the exercise  price of the option.  On February 28, 1997,  the last day of Fiscal 1997,  the fair market value of the Company's
         Common Stock underlying the options (as determined by the last sale price quoted on NASDAQ/NMS)
         was $1.625. Since the exercise price of all of the options reflected in this table is greater than $1.625, the options held by these individuals are not In-the-Money and are therefore not included in this calculation.

(2)      Mr. Koehlinger's options terminated upon his resignation as the Company's Chief Financial Officer in October 1996.


Compensation of Directors

         Messrs. Laux and Hughes are paid $1,875 each per calendar quarter. No other directors receive any compensation. In June 1992 and March 1996, David N. Laux and Ivan J. Hughes each received options to purchase a total of 7,500 shares of Common Stock at a purchase price of $2.50 and $2.38 per share through June 9, 2002 and March 24, 2006, respectively. In April 1997, accrued and unpaid director fees of Messrs. Laux and Hughes were converted into 1,035 and 4,138 shares of the Company's Common Stock, respectively, based on the closing bid price of the Company's Common Stock on April 25, 1997 of $1.875 as reported by NASDAQ/NMS.

Employment Contracts, Termination of Employment and Change In Control
Arrangements

         The Company has entered into employment, non-competition, and confidentiality agreements with each of Mr. Caulfield, Ms. Beresford, Mr.
Vaicunas and Mr. Davall. Base salaries for Mr. Caulfield, Ms. Beresford, Mr. Vaicunas and Mr. Davall are $320,000, $180,000, $125,000 and $125,000 per annum, respectively, subject to periodic review by the Board of Directors. Each of these agreements expires on June 30, 1998. These agreements provide for severance payments of 24 months' base salary in the event employment is terminated without cause and prohibit the individual from competing with the Company for a period of 24 months following termination of employment with the Company. In the event of a change of control in the Company, the individuals have the option to terminate their employment and to receive additional severance compensation subject to the provisions of their employment agreement. The Company is the owner and the beneficiary of key-person life insurance on Mr. Caulfield and Ms. Beresford in the amount of at least $1,000,000 per individual. Prior to leaving the Company in October 1996, Mr. Koehlinger was paid on a per-diem basis at a rate of $600 and he participated in health benefits that were generally available to the Company's employees. The Company has also entered into non-competition and confidentiality agreements with Mr. Koehlinger and certain other employees.


Compensation Committee Interlocks and Insider Participation

         The Board of Directors established a Compensation Committee on December 31, 1992. Members of the Compensation Committee are David N. Laux and Ivan J. Hughes, the two outside Directors of the Company. None of the executive officers of the Company have served on the Board of Directors of any other entity that has had any of such entity's officers serve either on the Company's Board of Directors or Compensation Committee.


Board Compensation Committee Report on Executive Compensation

         On October 15, 1992, the Securities and Exchange Commission adopted substantial amendments to its disclosure rules relating to executive compensation. To adequately address and comply with these rules, the Board of Directors established a Compensation Committee (the "Committee") on December 31, 1992. The Committee is composed of the two outside Directors, David N. Laux and Ivan J. Hughes. The Committee is responsible for setting and administering the policies which govern annual compensation for the Company's executives. Following review and approval by the Committee of the compensation policies, all issues pertaining to executive compensation are submitted to the Board of Directors for approval.

         This report is not incorporated by reference in prior Securities Act of 1933 and Securities Exchange Act of 1934 filings made by the Company that might have incorporated future filings in their entirety, except to the extent that the Company specifically incorporates this information by reference, and should not be otherwise deemed filed under such Acts.

         The Committee believes that the primary objectives of the Company's compensation policies are to attract and retain a management team that can effectively implement and execute the Company's strategic business plan. These compensation policies include (i) an overall management compensation program that is competitive with management compensation programs at companies of similar size; (ii) short-term bonus incentives for management to meet the Company's net income performance goals; and (iii) long-term incentive compensation in the form of stock options and other long-term equity compensation which will encourage management to continue to focus on shareholder return.

         The Committee's goal is to use compensation policies to closely align the interests of the Company with the interests of shareholders so that the Company's management has incentives to achieve short-term performance goals while building long-ter n value for the Company's shareholders. The Committee will review its compensation policies from time to time in order to determine the reasonableness of the Company's compensation programs and to take into account factors which are unique to the Company.

         As discussed in our last report, the Company entered into new employment agreements with Dennis N. Caulfield, C. Jill Beresford, Alex Vaicunas, and Gregory Davall in July 1993. These agreements expire on June 30, 1998, and provide for termination for cause as well as termination without cause and limit competition if the officer's employment is terminated. James F. Koehlinger, the Company's Chief Financial Officer, works for the Company on a per diem basis without any employment contract.

         Base Salaries. Mr. Caulfield's base salary has remained at $320,000 per annum. Ms. Beresford's base salary also has remained $180,000 per annum. Mr. Vaicunas' and Mr. Davall's base salaries each remain at $125,000 per annum. The Compensation Committee believes that these salaries reflect base salaries paid to senior officers of other companies of similar size.

         Bonus Plan. To further incentivize management to continue to improve operating results, in October 1993, the Committee expanded the Bonus Plan. This Bonus Plan awards Messrs. Caulfield, Vaicunas, and Davall and Ms. Beresford a bonus based on a percentage of pre-tax profits, shared in a pool among them, with a bonus pool equal to six percent (6%) of the first $1,000,000 in pre-tax profits and an additional twelve percent (12%) of all pre-tax profits in excess of $1,000,000. This Bonus Plan has a cap of $750,000 for Fiscal 1996 and fiscal year ending February 28, 1997. The Bonus Plan currently provides for sharing of the pool as follows: CEO--40.2%; President--25%; Vice President of Sales--17.4%; and Vice President of Manufacturing--17.4%.

         Compensation for Chief Executive Officer. Mr. Caulfield's compensation was based upon careful analysis of other comparable public companies' Chief Executive Officers' compensation and Mr. Caulfield's efforts and success in the following areas: Establishing strategic goals and objectives for the long-term growth of the Company; raising equity and debt capital needed to allow the Company to erase its working capital and shareholders' equity deficits and adequately capitalizing the Company to move forward; improving the Company's operating results; and establishing critical strategic partnerships with vendors and distribution channels.

                                       Compensation Committee Members

                                       DAVID N. LAUX
                                       IVAN J. HUGHES

                                       Dated: September __, 1997



                                PERFORMANCE GRAPH

         The following graph compares the cumulative total stockholder return (assuming reinvestment of dividends) from investing $100 on February 28, 1992, and plotted at the end of Fiscal Years 1993, 1994, 1995,1996 and 1997 in each of
(i) the Company's Common Stock, (ii) The National Association of Securities Dealers Automated Quotation System ("NASDAQ") Market Index of companies, and
(iii) Media General Industry Group 386--Plastic Packaging Materials, which consists of other companies in the plastic packaging materials industry.







[GRAPHIC OMITTED]

[Graph showing investment returns of the Company, the NADAQ Market Index and Media General Industry Group 386 for the period from February 29, 192 to February 28, 1997.]

                           PRICE RANGE OF COMMON STOCK

         The Company's Common Stock has been traded on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ/NMS") since October 12. 1992. Prior to October 12, 1992, the Company's Common Stock was traded on the over-the-counter market through the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). In addition, the Company's Class B Redeemable Common Stock Purchase Warrants trade on NASDAQ/NMS while the Series A Preferred Stock trades on NASDAQ.

         As of the Record Date, the Company had _________ holders of record of its Common Stock and ________ holders of record for its Series A Preferred Stock. Management believes that there are approximately ________ to _______ beneficial owners of the Company's Common Stock and Series A Preferred Stock.

         For the fiscal quarters reported below, the following table sets forth the range of high and low sale quotations for the Common Stock as reported by NASDAQ and NASDAQ/NMS. Such quotations represent interdealer quotations without adjustment for retail markups, markdowns or commissions and may not represent actual transactions.

                                                   High Sale        Low Sale
COMMON STOCK

 Fiscal Year 1996
    First Quarter..............................    $ 4.875          $ 3.50
    Second Quarter ............................    $ 4.00           $ 2.875
    Third Quarter .............................    $ 3.00           $ 1.875
    Fourth Quarter ............................    $ 2.50           $ 1.25

  Fiscal Year 1997
    First Quarter ..............................   $ 4.25           $ 1.375
    Second Quarter..............................   $ 3.625          $ 1.625
    Third Quarter...............................   $ 3.6875         $ 1.8125
    Fourth Quarter..............................   $ 2.3125         $ 1.625

Fiscal Year 1998
    First Quarter...............................   $1.96875         $1.5625
    Second Quarter (through September __, 1997).   $                $


                                    DIVIDENDS

         The Company has not paid any dividends on its Common Stock since inception and does not anticipate the payment of cash dividends on its Common Stock in the foreseeable future. It is expected that any earnings which may be generated from operations, after payment of dividends on the Company's Series A, B and C classes of Preferred Stock, will be used to finance the growth of the Company. Dividends on each of these classes of Preferred Stock are non-cumulative.


                                 PROPOSAL NO. 2

                INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK

         The Board of Directors has authorized an amendment to the Certificate to increase the number of authorized shares of Common Stock from 30,000,000 shares to 60,000,000 shares, and directed that such amendment be submitted to the stockholders for their approval. Shares of the Company's Common Stock, including the additional shares proposed to be authorized, do not have preemptive or similar rights.

         The Board of Directors believes that the authorized number of shares of Common Stock should be increased to provide sufficient shares for such corporate purposes as my be determined by the Board of Directors to be necessary and desirable, which may include raising capital through the sale of Common Stock. The Company has no present commitments, agreements or undertakings to issue any such additional shares of Common Stock, although it evaluates and discusses such transactions with other parties from time to time. The Board of Directors considers the authorization of additional shares of Common Stock advisable to ensure prompt availability of shares for issuance should the occasion arise.

         The issuance of additional shares of Common Stock could have the effect of diluting earnings per share and book value per share, which could adversely affect the Company's existing stockholders. Issuance of additional shares of Common Stock could be used to make a change of control of the Company more difficult or costly by diluting the ownership of persons seeking to obtain control of the Company. The Company is not aware, however, of any pending or threatened efforts to obtain control of the Company, and the Board of Directors has no current intention to use the additional shares of Common Stock to impede a takeover attempt.

         The stockholders are being asked to approve the amendment to the Certificate to increase the number of authorized shares of Common Stock. The affirmative vote of a majority of the Common Stock and a majority of the Voting Securities outstanding on the Record Date is required to approve the amendment to the Certificate. The Board of Directors recommends that the stockholders vote FOR the proposed amendment to the Certificate to increase the number of authorized shares of Common Stock. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote in favor such amendment, will be voted FOR the approval of such amendment.

                                 PROPOSAL NO. 3

               INCREASE IN THE NUMBER OF SHARES OF PREFERRED STOCK

         The Board of Directors has authorized an amendment to the Certificate to increase the number of authorized shares of Preferred Stock from 2,000,000 shares to 6,000,000 shares, and directed that such amendment be submitted to the stockholders for their approval. If approved, the additional shares of Preferred Stock will be issuable in one or more series, the terms of which may be determined by the Board of Directors without further action by the stockholders, and may include voting rights (including the right to vote as a series on particular matters), preferences as to dividends and liquidation, conversion and redemption rights and sinking fund provisions.

         The Board of Directors believes that the authorized number of shares of Preferred Stock should be increased to provide sufficient shares for such corporate purposes as my be determined by the Board of Directors to be necessary and desirable, which may include raising capital through the sale of Preferred Stock. The Company has no present commitments, agreements or undertakings to issue any such additional shares of Preferred Stock, although it evaluates and discusses such transactions with other parties from time to time. The Board of Directors considers the authorization of additional shares of Preferred Stock advisable to ensure prompt availability of shares for issuance should the occasion arise.

         The issuance of additional Preferred Stock could adversely affect the rights, and the per share value, of the Voting Securities. Also, the issuance of additional shares of Preferred Stock could make a change of control of the Company more difficult or costly by diluting the ownership of persons seeking to obtain control of the Company. The Company is not aware, however, of any pending or threatened efforts to obtain control of the Company, and the Board of Directors has no current intention to use the additional shares of Preferred Stock to impede a takeover attempt.

         The stockholders are being asked to approve the amendment to the Certificate to increase the number of authorized shares of Preferred Stock. The affirmative vote of a majority of the Voting Securities outstanding on the Record Date is required to approve the amendment to the Certificate. The Board of Directors recommends that the stockholders vote FOR the proposed amendment to the Certificate to increase the number of authorized shares of Preferred Stock. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote in favor such amendment, will be voted FOR the approval of such amendment.


                               ACCOUNTING MATTERS

         A representative of Price Waterhouse LLP is expected to be present at the meeting, and will have the opportunity to make a statement and answer questions from stockholders.

                                VOTING AT MEETING

         The Board of Directors has fixed September 8, 1997, as the record date for the determination of stockholders entitled to vote at the meeting. At the close of business on that date there were outstanding and entitled to vote _________ shares of Common Stock and _______ shares of Series A Preferred Stock.


                             SOLICITATION OF PROXIES

         The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, officers and employees of the Company may solicit in person or by telephone. The Company may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.


                               REVOCATION OF PROXY

         Subject to the terms and conditions set forth herein, all proxies received by the Company will be effective, notwithstanding any transfer of the shares to which such proxies relate, unless prior to the meeting the Company receives a written notice of revocation signed by the person who, as of the record date, was the registered holder of such shares. The Notice of Revocation must indicate the certificate number or numbers of the shares to which such revocation relates and the aggregate number of shares represented by such certificate(s).


                              STOCKHOLDER PROPOSALS

         In order to be included in proxy material for the 1998 Annual Meeting, tentatively scheduled to be held on October 21, 1998, stockholders' proposed resolutions must be received by the Company on or before May 15, 1998. It is suggested that proponents submit their proposals by certified mail, return receipt requested, addressed to the Secretary of the Company.


                           ANNUAL REPORT ON FORM 10-K

         The Company is providing to each stockholder, simultaneously with the mailing of this proxy, without charge, a copy of the Company's annual report on Form 10-K, including the financial statements for the Company's most recent fiscal year ended February 28, 1997.

                                  MISCELLANEOUS

         The management does not know of any other matters which may come before this meeting However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.


                                            By Order of the Board of Directors

                                            Dennis O'Connor
                                            Secretary

Dighton, Massachusetts
September [15], 1997


         MANAGEMENT HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                        BPI PACKAGING TECHNOLOGIES, INC.

Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the proxy materials that have been sent to stockholders.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders, on October 21, 1997.

Thank you in advance for your prompt consideration of these matters.

Sincerely,


BPI Packaging Technologies, Inc.

                        BPI PACKAGING TECHNOLOGIES, INC.

                     455 Somerset Avenue, Dighton, MA 02764
               Annual Meeting of Stockholders, on October 21, 1997


The undersigned hereby appoints ____________ and _________, and each or either of them, with full power of substitution, as proxies and attorneys in BPI Packaging Technologies, Inc. Corporation (the "Company"), to be held October 21, 1997, at the Holiday Inn, 700 Myles Standish Boulevard, Taunton, Massachusetts, 02780 and at any adjournment thereof, in respect of all shares of Common Stock, par value $.01 per share (the "Common Stock"), and those shares of Preferred Stock, par value $.01 per share (the "Preferred Stock") which have been designated Series A Preferred Stock, of the Company with respect to which the undersigned would be entitled to vote and act if personally present.

The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement and hereby directs said proxies, or their substitutes, to vote and act on the following matters set forth in such Notice and Proxy Statement as specified by the undersigned. You may revoke this Proxy by submitting a proxy bearing a latter date or by voting in person if you attend the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CHANCELLOR CORPORATION AND WILL BE VOTED AS DIRECTED, IF NO CHOICE IS INDICATED, IT WILL BE VOTED "FOR" ALL ITEMS AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THIS MEETING.


- ----------------------------------------------------------------------
PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED

Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

- ----------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                        DO YOU HAVE ANY COMMENTS?

- ------------------------------                   ------------------------------

- ------------------------------                   ------------------------------

- ------------------------------                   ------------------------------

                                   PROXY CARD


            X    PLEASE MARK VOTES
                  AS IN THIS EXAMPLE

                                                                                      For                   Withhold
1         Electing the two Class II director nominees listed
 .         below.                                                                   ________                 ________

          C. Jill Beresford                                                        ________                 ________
          David N Laux                                                             ________                 ________

2         Approval of amendment to the                        For                   Against                 Abstain
 .         Company's certificate of
          incorporation authorizing a                      ________                ________                 ________
          total of 60,000,000 shares of
          Common Stock.
3         Approval of amendment to the                        For                   Against                 Abstain
 .         Company's certificate of
          incorporation authorizing a                      ________                ________                 ________
          total of 6,000,000 shares of
          Preferred Stock.
4         In their discretion, such other                     For                   Against                 Abstain
 .         matters as may properly come
          before the meeting or any                        ________                ________                 ________
          adjournment thereof.

          RECORD DATE SHARES:       Common Stock                 ___________
                                    Series A Preferred Stock     ___________

Please be sure to sign and date this Proxy.          Date

Shareholder sign here ________________  Co-owner sign here __________________

         Mark box at right if comments or address
         change have been noted on the reverse of
         this card.                                        __________